Maxim Janus Large Cap Growth Portfolio
Ticker:  MXLGX
(the “Portfolio”)

Summary Prospectus
May 1, 2010

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks.  You can find the Portfolio’s Prospectus and other information about the Portfolio, including the Statement of Additional Information and most recent reports to shareholders, online at www.maximfunds.com/prospectus.html.  You can also get this information at no cost by calling 1-866-831-7129 or by sending an email request to email@maximfunds.com.  The current Prospectus and Statement of Additional Information, both dated May 1, 2010, are incorporated by reference as a matter of law into this Summary Prospectus, which means they are legally part of this Summary Prospectus.

Portfolio shares are available only through investments in certain variable annuity contracts and variable life insurance policies (“variable insurance contracts”), individual retirement accounts (“IRAs”), and qualified retirement plans and college savings programs.  This Summary Prospectus is not intended for use by other investors.  This Summary Prospectus should be read together with the prospectus or disclosure document for the variable insurance contract, IRA, qualified retirement plan, or college savings program.

Investment Objective
The Portfolio’s investment objective is to seek long-term growth of capital.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.  The table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program.  If reflected, the expenses shown would be higher.  The expenses shown are for the fiscal year ended December 31, 2009.  Current or future expenses may be greater or less than those presented.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.05%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Portfolio Operating Expenses	1.05%

Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.  The Example does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program.  If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$107	$334	$579	$1,283

Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs.  These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s turnover rate was 33.48% of the average value of its portfolio.

Principal Investment Strategies
The Portfolio will, under normal circumstances, invest 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities selected for their growth potential with market capitalizations of $4 billion or more at the time of purchase.  The Portfolio will, under normal circumstances, concentrate in a core group of 20-40 common stocks. The Portfolio may invest in foreign equity and debt securities without limit within the parameters of the Portfolio’s specific investment policies.  The portfolio manager seeks attractive investment opportunities consistent with the Portfolio’s investment policies by looking at companies one at a time.  If the portfolio manager is unable to find such investments, a significant portion of the Portfolio’s assets may be in cash and similar investments.

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Portfolio:

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Sector Risk - Sector risk is a possibility that certain sectors of the economy (such as financial services, health or technology) may underperform other sectors or the market as a whole.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Investment Style Risk - Returns from large-capitalization stocks may trail returns from the overall stock market.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio’s performance in each full calendar year since inception and comparing its average annual total return to the performance of a broad based securities market index.  The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2009	20.21%
Worst Quarter	December 2008	-26.05%

Average Annual Total Returns for the Periods Ended December 31, 2009

	One Year	Five Years	Since Inception (5/21/2003)
Maxim Janus Large Cap Growth Portfolio	46.98%	5.22%	9.02%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	5.03%

Investment Adviser
GW Capital Management, LLC, doing business as Maxim Capital Management, LLC

Sub-Adviser
Janus Capital Management LLC

Portfolio Manager
Ron Sachs, CFA, Vice President, Janus Capital Management LLC.  Mr. Sachs has managed the Portfolio since 2008.

Purchase and Sale of Portfolio Shares
Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable insurance contract owners.  Similarly, qualified retirement plan sponsors and administrators and college savings programs investment managers purchase and redeem Portfolio shares based on orders received from participants.  Custodians or trustees of IRAs place orders to purchase and redeem shares of the Portfolio through Great-West Life & Annuity Insurance Company.  Please contact your registered representative, qualified retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming Portfolio shares.  The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Tax Information
The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended.  If the Portfolio qualifies as a regulated investment company and distributes its income as required by tax law, the Portfolio will not pay federal income taxes on dividends or capital gains.  Insurance company separate accounts, qualified retirement plans, IRAs, and college savings programs generally are not subject to federal income tax on any Portfolio distributions.  Owners of variable insurance contracts, qualified retirement plan participants, and IRA owners are also not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable insurance contract, qualified retirement plan, or IRA.  Distributions from a college savings program are also taxed unless they are used to pay for qualified higher education expenses.

For more information, please see the “Tax Consequences” section of the Prospectus, the “Dividends and Taxes” section of the SAI, and the applicable prospectus and/or disclosure documents for the variable insurance contract, qualified retirement plan, IRA, or college savings program.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for variable insurance contracts, IRAs, qualified retirement plans, and college savings programs.  The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services.  These payments may be a factor that an insurance company considers in including the Portfolio as an underlying investment option in a variable insurance contract.  Payments to a broker-dealer and/or other financial intermediary may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable insurance contract prospectus for more information.